UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF EARLIEST EVENT REPORTED – SEPTEMBER 9, 2011

WIRELESS AGE COMMUNICATIONS, INC.

(Exact Name of Registrant as Specified in its Charter)

NEVADA	001-31338	98-0336674
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3565 King Road, Suite 102

King City, Ontario Canada L7B 1M3

(Address of principal executive offices)

(905) 833-2753

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 2.02	Other Events.

The release of unaudited earnings for the three and six months ended June 30, 2011 was announced in a press release on September 9, 2011. The press release and financial statements, set forth as exhibits 99.1 and 99.2 respectively, are incorporated by reference in this item 2.02.

Item 9.01	Financial Statements ProForma Financial Information and Exhibits.

Exhibits

Exhibit 99.1	Press Release dated September 9, 2011.

Exhibit 99.2	Financial Schedules

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Wireless Age Communications, Inc. has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

WIRELESS AGE COMMUNICATIONS, INC.

Dated: February 28, 2012	By:	/s/ John G. Simmonds
Name: John G. Simmonds Title: Chief Executive Officer